UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2023

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On October 9, 2023, Aquestive Therapeutics, Inc. (the “Company”) issued a press release providing a business update on its lead pipeline programs and base business results. The business update includes 1) the receipt of feedback from the U.S. Food and Drug Administration (FDA) on the Company's proposed pivotal study protocol for Anaphylm™ (epinephrine) Sublingual Film, including that the Company’s proposed endpoints, sample size, and statistical analysis are reasonable and reminding the Company that pharmacokinetics (PK) sustainability post-dosing (30 – 60 minutes) is an important factor and recommending that the Company use repeat-dose data to support PK sustainability; 2) reaffirmation of expected fourth quarter 2023 Anaphylm pivotal Phase 3 study start and expected first quarter 2024 topline data readout; 3) outline of expected remaining activities for the Anaphylm program prior to submission of the New Drug Application (NDA) for Anaphylm to the FDA; 4) indication that the FDA review of Libervant™ (diazepam) Buccal Film NDA is on track with no current open questions from the FDA; and 5) anticipation of increasing 2023 revenue and decreasing non-GAAP adjusted EBITDA loss guidance in upcoming earnings release.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, the advancement and related timing of our product candidate Anaphylm through clinical development and approval by the FDA, including the filing of pivotal PK clinical trials and other supporting clinical studies for Anaphylm; regarding the Company’s ability to provide sufficient data in its NDA submission to address the FDA’s recent comments on the Company’s proposed pivotal PK study protocol and the FDA’s other concerns following the End-of-Phase 2 meeting with the FDA; regarding the FDA’s approval for U.S. market access and the related timing of the filing of the NDA for Libervant with the FDA; regarding the 2023 financial outlook of the Company and its financial and operating results and financial position; and other statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of its product development activities and clinical trials for Anaphylm and Libervant; risk of the Company’s failure to generate sufficient data in its PK/PD comparability submission for FDA approval of Anaphylm or that subsequent studies will not match results seen in prior studies; risk of the Company’s failure to address the concerns of the FDA, including those identified in the End-of-Phase 2 meeting for Anaphylm, and the risk that the FDA may require additional clinical studies for Anaphylm and Libervant; risk of delays in or the failure to receive FDA approval of Anaphylm and Libervant, including for U.S. market access for Libervant; risk that a competing pediatric epilepsy product of Libervant will receive FDA approval prior to the Company’s receipt of FDA approval of the Libervant NDA for these epilepsy patients aged between 2 and 5 years; risk relating to the unpredictability of the FDA’s decisions regarding orphan drug exclusivity; risk of litigation brought by third parties relating to overcoming their orphan drug exclusivity of an FDA approved product should the FDA approve Libervant for U.S. market access for any age group of epilepsy patients; risk in obtaining market access for Libervant for other reasons, and there can be no assurance that the Company will be successful in obtaining any such approvals; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing and revenues from operations, to satisfy all of the Company’s short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund future clinical development activities for Anaphylm and Libervant; risk of the success of any competing products; uncertainties related to general economic, political, business, industry, regulatory, financial and market conditions and other unusual items; and other risks and uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in its Annual Report on Form 10-K, in its Quarterly Reports on Form 10-Q, and in its Current Reports on Form 8-K filed with the Securities and Exchange Commission.

Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Readers should not rely upon this information as current or accurate after its publication date.

Item 9.01	Financial Statements and Exhibits
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 9, 2023, providing Aquestive Therapeutics Business Update

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2023	Aquestive Therapeutics, Inc.
	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer
(Principal Financial Officer)